UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 21, 2015

REXFORD INDUSTRIAL REALTY, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-36008	46-2024407
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
11620 Wilshire Boulevard, Suite 1000, Los Angeles, California		90025
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 966-1680

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously reported, on November 4, 2014, Rexford Industrial Realty, Inc. (the “Company”), through its operating partnership, Rexford Industrial Realty, L.P. (the “Operating Partnership”), entered into an agreement (the “Agreement”) with a third-party seller to acquire an industrial portfolio consisting of three fully occupied properties aggregating 344,425 square feet, located within the Los Angeles – Mid-Counties and Inland Empire West sub-markets (the “Portfolio”). Upon entering into the Agreement, the Company made a deposit of $5.0 million, pro-rated between the three properties (the “Deposit”). The terms “us,” “we,” and “our,” refer to Rexford Industrial Realty, Inc. and its subsidiaries (including our Operating Partnership).

As previously reported, on December 3, 2014, we completed the acquisition of two of the three properties in the Portfolio.  On January 21, 2015, the Company, through a wholly-owned subsidiary of its Operating Partnership, completed the acquisition of the third property located at 12907 Imperial Highway (the “Property”) in Santa Fe Springs, California, for a purchase price of $12.2 million.  The Company funded the acquisition as follows: (i) $5.4 million from the assumption of the mortgage debt encumbering the Property, (ii) $2.1 million remaining from the Deposit after the acquisition of the other two properties and (iii) cash from drawing on the Company’s unsecured revolving credit facility for the remainder of the purchase price.  The Property consists of one building totaling 101,080 square feet situated on 4.21 acres of land, and is fully-leased to a single tenant through January 2019.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

2.1

Agreement of Purchase and Sale and Joint Escrow Instructions By and Between Laro Properties, L.P., as Seller, and Rexford Industrial Realty, L.P., a Maryland limited partnership, as Purchaser, for 12907 Imperial Hwy, Santa Fe Springs, California, 10509 Business Drive, Fontana, California, 13231 Slover Avenue, Fontana, California, Dated as of November 4, 2014, and as amended on November 26, 2014 2014 (incorporated by reference to Exhibit 2.1 of the registrant’s Current Report on Form 8-K filed on December 8, 2014).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

Rexford Industrial Realty, Inc.

January 27, 2015	/s/ Michael S. Frankel
Michael S. Frankel Co-Chief Executive Officer (Principal Executive Officer)

Rexford Industrial Realty, Inc.

January 27, 2015	/s/ Howard Schwimmer
Howard Schwimmer Co-Chief Executive Officer (Principal Executive Officer)

EXHIBIT INDEX

Exhibit Number	Description

2.1

Agreement of Purchase and Sale and Joint Escrow Instructions By and Between Laro Properties, L.P., as Seller, and Rexford Industrial Realty, L.P., a Maryland limited partnership, as Purchaser, for 12907 Imperial Hwy, Santa Fe Springs, California, 10509 Business Drive, Fontana, California, 13231 Slover Avenue, Fontana, California, Dated as of November 4, 2014, and as amended on November 26, 2014 (incorporated by reference to Exhibit 2.1 of the registrant’s Current Report on Form 8-K filed on December 8, 2014).